                                                                    Exhibit 24.2

                               CERTAIN GUARANTORS

                                Power of Attorney
                           of Director and/or Officer

         Each of the undersigned directors and/or officers of the guarantors attached hereto as Exhibit A (the "GUARANTORS") does hereby make, constitute, and appoint R. Jeffrey Bixler and Geoffrey G. Meyers, each of the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and full power to act without the other, for each of the undersigned and in each undersigned's name, place and stead, in any and all capacities, to sign and affix each of the undersigned's name as such director and/or officer of said Guarantors to the registration statement or registration statements on Form S-3 to which this power of attorney is attached, and any and all amendments to the registration statement (including without limitation any post-effective amendments thereto), and any registration statement for the same offering that is to be effective under rule 462(b) of the Securities Act of 1933, and to file each of the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully, to all intents and purposes, as each of the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

                            [Signature Page Follows]

         IN WITNESS WHEREOF, each of the undersigned has executed this power of attorney this 17th day of July, 2003.

                                                     /s/ R. Jeffrey Bixler
                                                     ---------------------------
                                                     R. Jeffrey Bixler

                                                     /s/ Geoffrey G. Meyers
                                                     ---------------------------
                                                     Geoffrey G. Meyers

                                                     /s/ Spencer C. Moler
                                                     ---------------------------
                                                     Spencer C. Moler

                                                     /s/ Paul A. Ormond
                                                     ---------------------------
                                                     Paul A. Ormond

                                    EXHIBIT A

                                   Guarantors

AMERICAN HOSPITAL BUILDING CORPORATION

AMERICANA HEALTHCARE CENTER OF PALOS TOWNSHIP, INC.

AMERICANA HEALTHCARE CORPORATION OF GEORGIA

AMERICANA HEALTHCARE CORPORATION OF NAPLES

ANCILLARY SERVICES MANAGEMENT, INC.

BAILY NURSING HOME, INC.

BIRCHWOOD MANOR, INC.

BLUE RIDGE REHABILITATION SERVICES, INC.

CANTERBURY VILLAGE, INC.

CHARLES MANOR, INC.

CHESAPEAKE MANOR, INC.

DEKALB HEALTHCARE CORPORATION

DEVON MANOR CORPORATION

DISTCO, INC.

DIVERSIFIED REHABILITATION SERVICES, INC.

DONAHOE MANOR, INC.

EAST MICHIGAN CARE CORPORATION

EXECUTIVE ADVERTISING, INC.

EYE-Q NETWORK, INC.

FOUR SEASONS NURSING CENTERS, INC.

GEORGIAN BLOOMFIELD, INC.

GREENVIEW MANOR, INC.

HCR HOSPITAL HOLDING COMPANY, INC.

HCR MANORCARE MEDICAL SERVICES OF FLORIDA, INC.

HCR PHYSICIAN MANAGEMENT SERVICES, INC.

HCRA OF TEXAS, INC.

HEARTLAND CAREPARTNERS, INC.

HEARTLAND HOME CARE, INC.

HEARTLAND HOME HEALTH CARE SERVICES, INC.

HEARTLAND HOSPICE SERVICES, INC.

HEARTLAND MANAGEMENT SERVICES, INC.

HEARTLAND REHABILITATION SERVICES OF FLORIDA, INC.

HEARTLAND SERVICES CORP.

HERBERT LASKIN, RPT - JOHN MCKENZIE, RPT PHYSICAL THERAPY PROFESSIONAL ASSOCIATES, INC.

HGCC OF ALLENTOWN, INC.

INDUSTRIAL WASTES, INC.

IONIA MANOR, INC.

JACKSONVILLE HEALTHCARE CORPORATION

KENSINGTON MANOR, INC.

KNOLLVIEW MANOR, INC.

LEADER NURSING AND REHABILITATION CENTER OF BETHEL PARK, INC.

LEADER NURSING AND REHABILITATION CENTER OF GLOUCESTER, INC.

LEADER NURSING AND REHABILITATION CENTER OF SCOTT TOWNSHIP, INC.

LEADER NURSING AND REHABILITATION CENTER OF VIRGINIA INC.

LINCOLN HEALTH CARE, INC.

MANOR CARE AVIATION, INC.

MANOR CARE OF AKRON, INC.

MANOR CARE OF ARIZONA, INC.

MANOR CARE OF ARLINGTON, INC.

MANOR CARE OF BOCA RATON, INC.

MANOR CARE OF BOYNTON BEACH, INC.

MANOR CARE OF CANTON, INC.

MANOR CARE OF CENTERVILLE, INC

MANOR CARE OF CHARLESTON, INC.

MANOR CARE OF CINCINNATI, INC.

MANOR CARE OF COLUMBIA, INC.

MANOR CARE OF DARIEN, INC.

MANOR CARE OF DELAWARE COUNTY, INC.

MANOR CARE OF DUNEDIN, INC.

MANOR CARE OF FLORIDA, INC.

MANOR CARE OF HINSDALE, INC.

MANOR CARE OF KANSAS, INC.

MANOR CARE OF KINGSTON COURT, INC.

MANOR CARE OF LARGO, INC.

MANOR CARE OF LEXINGTON, INC.

MANOR CARE OF MEADOW PARK, INC.

MANOR CARE OF MIAMISBURG, INC

MANOR CARE OF NORTH OLMSTED, INC.

MANOR CARE OF PINEHURST, INC.

MANOR CARE OF PLANTATION, INC.

MANOR CARE OF ROLLING MEADOWS, INC.

MANOR CARE OF ROSSVILLE, INC.

MANOR CARE OF SARASOTA, INC.

MANOR CARE OF WILLOUGHBY, INC.

MANOR CARE OF WILMINGTON, INC.

MANOR CARE OF YORK (NORTH), INC.

MANOR CARE OF YORK (SOUTH), INC.

MANOR CARE PROPERTIES, INC.

MANORCARE HEALTH SERVICES OF BOYNTON BEACH, INC.

MANORCARE HEALTH SERVICES OF NORTHHAMPTON COUNTY, INC.

MANORCARE HEALTH SERVICES OF VIRGINIA, INC.

MARINA VIEW MANOR, INC.

MEDI-SPEECH SERVICE, INC.

MID-SHORE PHYSICAL THERAPY ASSOCIATES, INC.

MILESTONE HEALTH SYSTEMS, INC.

MILESTONE HEALTHCARE, INC.

MILESTONE REHABILITATION SERVICES, INC.

MILESTONE STAFFING SERVICES, INC.

MILESTONE THERAPY SERVICES, INC.

MNR FINANCE CORP.

MRC REHABILITATION, INC.

NEW MANORCARE HEALTH SERVICES, INC.

PEAK REHABILITATION, INC.

PERRYSBURG PHYSICAL THERAPY, INC

PHYSICAL OCCUPATIONAL AND SPEECH THERAPY, INC.

PNEUMATIC CONCRETE, INC.

PORTFOLIO ONE, INC.

REHABILITATION ADMINISTRATION CORPORATION

REHABILITATION ASSOCIATES, INC.

REHABILITATION SERVICES OF ROANOKE, INC.

REINBOLT & BURKAM, INC.

RICHARDS HEALTHCARE, INC.

RIDGEVIEW MANOR, INC.

ROLAND PARK NURSING CENTER, INC.

RVA MANAGEMENT SERVICES, INC.

SILVER SPRING - WHEATON NURSING HOME, INC.

SPRINGHILL MANOR, INC.

STEWALL CORPORATION

STRATFORD MANOR, INC.

STUTEX CORP.

SUN VALLEY MANOR, INC.

THE NIGHTINGALE NURSING HOME, INC.

THERAPY ASSOCIATES, INC.

THERASPORT PHYSICAL THERAPY, INC.

THREE RIVERS MANOR, INC.

TOTALCARE CLINICAL LABORATORIES, INC.

WASHTENAW HILLS MANOR, INC.

WHITEHALL MANOR, INC.

COLEWOOD LIMITED PARTNERSHIP

HCR HOSPITAL, LLC

BOOTH LIMITED PARTNERSHIP

                               CERTAIN GUARANTORS

                                Power of Attorney
                           of Director and/or Officer

         Each of the undersigned directors and/or officers of the guarantors attached hereto as Exhibit A (the "GUARANTORS") does hereby make, constitute, and appoint R. Jeffrey Bixler and Geoffrey G. Meyers, each of the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and full power to act without the other, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign and affix the undersigned's name as such director of said Guarantors to the registration statement or registration statements on Form S-3 to which this power of attorney is attached, and any and all amendments to the registration statement (including without limitation any post-effective amendments thereto), and any registration statement for the same offering that is to be effective under rule 462(b) of the Securities Act of 1933, and to file each of the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully, to all intents and purposes, as each of the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

                            [Signature Page Follows]

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 17th day of July, 2003.

                                                     /s/ Geoffrey G. Meyers
                                                     --------------------------
                                                     Geoffrey G. Meyers

                                                     /s/ Spencer C. Moler
                                                     ---------------------------
                                                     Spencer C. Moler

                                                     /s/ Paul A. Ormond
                                                     ---------------------------
                                                     Paul A. Ormond

                                                     /s/ M. Keith Weikel
                                                     ---------------------------
                                                     M. Keith Weikel

                                    EXHIBIT A

                                   Guarantors

HCR HOME HEALTH CARE AND HOSPICE, INC.

HCR INFORMATION CORPORATION

HCR REHABILITATION CORP.

HCRC INC.

HEALTH CARE AND RETIREMENT CORPORATION OF AMERICA

HEARTLAND EMPLOYMENT SERVICES, INC.

HEARTLAND INFORMATION SERVICES, INC.
(f/k/a Heartland Medical Information Services, Inc.)

HEARTLAND REHABILITATION SERVICES, INC.

IN HOME HEALTH, INC.

MANOR CARE OF AMERICA, INC

MANORCARE HEALTH SERVICES, INC.

ANNANDALE ARDEN, LLC

BAINBRIDGE ARDEN, LLC

BINGHAM FARMS ARDEN, LLC

COLONIE ARDEN, LLC

CRESTVIEW HILLS, LLC

FIRST LOUISVILLE ARDEN, LLC

GENEVA ARDEN LLC

HANOVER ARDEN, LLC

JEFFERSON ARDEN, LLC

KENWOOD ARDEN, LLC

LIVONIA ARDEN, LLC

MEMPHIS ARDEN, LLC

NAPA ARDEN, LLC

ROANOKE ARDEN, LLC

SAN ANTONIO ARDEN, LLC

SILVER SPRING ARDEN, LLC

SUSQUEHANNA ARDEN LLC

TAMPA ARDEN, LLC

WALL ARDEN, LLC

WARMINSTER ARDEN LLC

WILLIAMS VILLE ARDEN, LLC

BATH ARDEN, LLC

CLAIRE BRIDGE OF ANDERSON, LLC

CLAIRE BRIDGE OF AUSTIN, LLC

CLAIRE BRIDGE OF KENWOOD, LLC

CLAIRE BRIDGE OF SAN ANTONIO, LLC

CLAIRE BRIDGE OF SUSQUEHANNA, LLC

CLAIRE BRIDGE OF WARMINSTER, LLC

FRESNO ARDEN, LLC

MESQUITE HOSPITAL, LLC

TUSCAWILLA ARDEN, LLC

ANCILLARY SERVICES, LLC

HCR MANORCARE MESQUITE, L.P.